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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                                 ---------------

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 30, 1998

                                 ---------------

                            IXC COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 ---------------

                         COMMISSION FILE NUMBER 0-20803


                    DELAWARE                           75-2644120
         (STATE OR OTHER JURISDICTION OF            (I.R.S. EMPLOYER
          INCORPORATION OR ORGANIZATION)           IDENTIFICATION NO.)

         1122 CAPITAL OF TEXAS HIGHWAY SOUTH,
                    AUSTIN, TEXAS                        78746-6426
           (ADDRESS OF PRINCIPAL EXECUTIVE               (ZIP CODE)
                      OFFICES)

       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (512) 328-1112

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.   OTHER EVENTS.

          Attached as Exhibit 99.1 are the audited consolidated financial statements of IXC Communications, Inc. for the three year period ended December 31, 1997. Such consolidated financial statements have been restated to include the combined results of operations, financial position, and cash flows of Eclipse Telecommunications, Inc., which was acquired by IXC Communications, Inc. on June 3, 1998 in a transaction accounted for as a pooling of interests. Such consolidated financial statements are incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits

                23.1     Consent of Ernst & Young LLP
                23.2     Consent of Arthur Andersen LLP
                23.3     Consent of Deloitte & Touche LLP
                23.4     Consent of Yount, Hyde & Barbour, P.C.
                23.5     Consent of Mayer Hoffman McCann L.C.
                27.1     Financial Data Schedule for 1997
                27.2     Financial Data Schedule for 1996
                99.1 Registrant's audited consolidated restated financial statements for the three year period ended December 31, 1997


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 1998

                            IXC Communications, Inc.



                            By: /s/ STUART K. COPPENS
                                -------------------------------------
                                Stuart K. Coppens
                                Vice President of Finance and
                                Chief Accounting Officer



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                                 EXHIBIT INDEX

        Exhibit
        Number    Description
        -------   -----------
         23.1     Consent of Ernst & Young LLP
         23.2     Consent of Arthur Andersen LLP
         23.3     Consent of Deloitte & Touche LLP
         23.4     Consent of Yount, Hyde & Barbour, P.C.
         23.5     Consent of Mayer Hoffman McCann L.C.
         27.1     Financial Data Schedule for 1997
         27.2     Financial Data Schedule for 1996
         99.1     Registrant's audited consolidated restated financial
                  statements for the three year period ended December 31,
                  1997